Fees Summary	Dec. 03, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 40,926,000.00
Previously Paid Amount	0.00
Total Fee Amount	5,651.88
Total Offset Amount	0.00
Net Fee	$ 5,651.88